UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

March 28, 2011

Medallion Financial Corp.

(Exact name of registrant as specified in its charter)

Delaware	814-00188	04-3291176
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

437 Madison Avenue, 38th Floor, New York, New York		10022
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 328-2100

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT AND ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION.

On March 28, 2011, Medallion Financial Corp. (the “Company”) entered into an Amended and Restated Loan and Security Agreement (the “Loan Agreement”), by and among the Company, Medallion Funding LLC (“Medallion Funding”) and Sterling National Bank (the “Lender”). The Loan Agreement amends and restates the Loan and Security Agreement, dated April 26, 2004 (as previously amended, supplemented or otherwise modified, the “Original Agreement”), by and between the Company and the Lender. Under the Loan Agreement, the Lender provides a maximum amount of $25 million of revolving financing, $5 million of which is devoted to loan participations (“Facility B”) (the remaining $20 million of revolving financing referred to herein as “Facility A”). The maturity date of Facility A is June 30, 2012 and the maturity date of Facility B is March 28, 2014. The Loan Agreement contains a financial covenant that the Company suffer no net loss. The remainder of the material terms of the Loan Agreement remain the same as the Original Agreement. In connection with the Loan Agreement, Medallion Funding has provided the Lender with a guaranty of the Company’s indebtedness.

The foregoing descriptions of the Loan Agreement and the Guaranty are qualified in their entirety by reference to the Loan Agreement and the Guaranty, which are attached as exhibits hereto and are incorporated herein by reference in their entirety.

ITEM 8.01.	OTHER EVENTS.

On March 31, 2011, Taxi Medallion Loan LLC I, a wholly-owned subsidiary of the Company, entered into a $10 million revolving credit facility with Bank Leumi USA. This liquidity permits Taxi Medallion Loan LLC I to fund New York City taxi medallion loans that it originates.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.	Description

10.1	Amended and Restated Loan and Security Agreement, dated as of March 28, 2011, by and among Medallion Financial Corp., Medallion Funding LLC and Sterling National Bank.

10.2	Amended and Restated Unlimited Guaranty, dated March 28, 2011, by Medallion Funding LLC, in favor of Sterling National Bank.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDALLION FINANCIAL CORP.

By:	/s/ LARRY D. HALL
Name:	Larry D. Hall
Title:	Chief Financial Officer

Date: April 1, 2011

Exhibit Index

Exhibit No.	Description

10.1	Amended and Restated Loan and Security Agreement, dated as of March 28, 2011, by and among Medallion Financial Corp., Medallion Funding LLC and Sterling National Bank.

10.2	Amended and Restated Unlimited Guaranty, dated March 28, 2011, by Medallion Funding LLC, in favor of Sterling National Bank.

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